                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant | |

Check the appropriate box:

      | |   Preliminary Proxy Statement

      | |   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)2))

      |X|   Definitive Proxy Statement

      | |   Definitive Additional Materials

      | |   Soliciting Material Pursuant to ss.240.14a-12

                             THE QUIGLEY CORPORATION
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                  (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of filing fee (Check the appropriate box):

      |X|   No fee required.

      | |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1)  Title of each class of securities to which transaction applies:

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      (2)  Aggregate number of securities to which transaction applies:

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      (3)  Per unit  price or other  underlying  value of  transaction  compared pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)  Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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      | |   Fee paid previously with preliminary materials.

      | |   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement no.:

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      (3)  Filing Party:

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      (4)  Date Filed:

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                             THE QUIGLEY CORPORATION
                                 KELLS BUILDING
                             621 SHADY RETREAT ROAD
                                 P. O. BOX 1349
                              DOYLESTOWN, PA 18901

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 22, 2007

                               ------------------

TO THE STOCKHOLDERS OF THE QUIGLEY CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of  Stockholders  (the "Meeting")
of THE QUIGLEY CORPORATION,  a Nevada Corporation (the "Company"),  will be held at the Doylestown Country Club, Green Street, P.O. Box 417, Doylestown, PA 18901
on Tuesday, May 22, 2007, at 4:00 P.M., local time, for the following purposes:

      (i)   To elect a Board of Directors to serve for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

      (ii)  To ratify the appointment of Amper, Politziner & Mattia, P.C. as independent auditors for the year ending December 31, 2007.

      (iii) To transact such other business as may properly come before the
            Meeting and any adjournments or postponements thereof.

Only  stockholders  of record at the close of business on March 30, 2007 will be entitled  to  notice  of and to  vote  at the  Meeting  or any  adjournments  or postponements  thereof.  Any stockholder may revoke a proxy at any time prior to its exercise by filing a  later-dated  proxy or a written  notice of  revocation with the Secretary of the Company,  or by voting in person at the Meeting.  If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the
Meeting.

DUE TO LIMITED SEATING  CAPACITY,  ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER
STOCKHOLDER  OF RECORD.  IF YOUR  SHARES ARE HELD BY A BANK OR BROKER,  YOU MUST
BRING YOUR BANK OR BROKER'S  STATEMENT  EVIDENCING YOUR BENEFICIAL  OWNERSHIP OF
THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                                    By Order of the Board of Directors

                                    CHARLES A. PHILLIPS, Secretary

Doylestown, PA
April 20, 2007

WHETHER OR NOT YOU EXPECT TO BE  PRESENT AT THE  MEETING,  YOU ARE URGED TO FILL
IN, DATE,  SIGN AND RETURN THE ENCLOSED  PROXY IN THE ENVELOPE  PROVIDED,  WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             THE QUIGLEY CORPORATION
                                 KELLS BUILDING
                             621 SHADY RETREAT ROAD
                                 P. O. BOX 1349
                              DOYLESTOWN, PA 18901

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 22, 2007

                               -------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                         -------
Proxy Statement                                                                1
  Solicitation                                                                 1
  Voting Information                                                           1
Proposal 1 -- Election of Directors                                            2
Corporate Governance                                                           3
Meetings and Committees of the Board                                           4
Executive Compensation                                                         6
Defined Contribution Plan                                                      8
Compensation Committee Report                                                  9
Summary Compensation Table                                                     9
Outstanding Equity Awards at Fiscal Year-End                                  11
Option Exercises and Stock Vested                                             12
Director Compensation                                                         12
Security Ownership                                                            13
Section 16(a) Beneficial Ownership Reporting Compliance                       14
Audit Committee Disclosure                                                    15
Proposal 2 -- To ratify the appointment of Amper,
              Politziner & Mattia, P.C. as  independent auditors
              for the year ending  December 31, 2007.                         16

                             THE QUIGLEY CORPORATION
                                 KELLS BUILDING
                             621 SHADY RETREAT ROAD
                                 P. O. BOX 1349
                              DOYLESTOWN, PA 18901

                               -------------------

                                 PROXY STATEMENT

                               ------------------

                                  MAY 22, 2007

This proxy  statement (the "Proxy  Statement") is being  furnished in connection with the solicitation of proxies  ("Proxies," or if one, a "Proxy") by the Board of Directors of The Quigley  Corporation  (the  "Company") for use at the Annual
Meeting of  Stockholders  of the  Company to be held at the  Doylestown  Country
Club, Green Street, P.O. Box 417, Doylestown, PA 18901 on Tuesday, May 22, 2007,
at 4:00 P.M.,  local time, and any  adjournments or  postponements  thereof (the
"Meeting").

The  principal  executive  offices  of the  Company  are  located  at the  Kells
Building, 621 Shady Retreat Road, P.O. BOX 1349, DOYLESTOWN, PENNSYLVANIA 18901.
The approximate  date on which this Proxy Statement and the  accompanying  Proxy will first be sent or given to stockholders is April 20, 2007.

At the Meeting,  the following  proposals will be presented to the  stockholders for approval:

      (i)   To elect a Board of Directors to serve for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

      (ii)  To ratify the appointment of Amper, Politziner & Mattia, P.C. as independent auditors for the year ending December 31, 2007.

     (iii)  To transact such other business as may properly come before the
            Meeting and any adjournments or postponements thereof.

DUE TO LIMITED SEATING  CAPACITY,  ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER
STOCKHOLDER  OF RECORD.  IF YOUR  SHARES ARE HELD BY A BANK OR BROKER,  YOU MUST
BRING YOUR BANK OR BROKER'S  STATEMENT  EVIDENCING YOUR BENEFICIAL  OWNERSHIP OF
THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                          RECORD AND VOTING SECURITIES

Only  stockholders  of record at the close of  business  on March 30,  2007 (the
"Record Date") will be entitled to notice of and to vote at the Meeting.  At the close of business  on such record  date,  the Company had  12,684,633  shares of
Common Stock, par value $.0005 per share (the "Common  Stock"),  outstanding and entitled  to vote at the  Meeting.  Each  outstanding  share of Common  Stock is entitled  to one vote.  There was no other  class of  voting  securities  of the
Company  outstanding on the Record Date. A majority of the outstanding shares of
Common Stock present in person or by Proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

Shares of Common Stock represented by Proxies that are properly  executed,  duly returned  and not  revoked  will be voted in  accordance  with the  instructions contained  therein.  If no instructions  are contained in a Proxy, the shares of
Common Stock represented thereby will be voted (i) for the election as directors the persons who have been  nominated by the Board of  Directors,  (ii),  for the ratification  of the  appointment  of Amper,  Politziner  & Mattia,  P.C. as the
Company's  independent auditors for the year ending December 31, 2007, and (iii)
upon any other  matter  that may  properly  be  brought  before  the  Meeting in accordance  with the  judgment  of the person or persons  voting the Proxy.  The execution of a Proxy will in no way affect a  stockholder's  right to attend the
Meeting and to vote in person.  Any Proxy executed and returned by a stockholder may be revoked at any time  thereafter by written notice of revocation  given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting by execution of a subsequent Proxy that is presented at the Meeting or by voting in person at the Meeting in any such case,  except as to any matter or matters upon which a vote shall have been cast  pursuant to the  authority  conferred by such
Proxy prior to such revocation.

                                      -1-

Broker  "non-votes"  and the  shares of Common  Stock as to which a  stockholder abstains are included for purposes of  determining  the presence or absence of a quorum for the  transaction  of business  at the  Meeting.  A broker  "non-vote"
occurs when a nominee  holding shares for a beneficial  owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received  instructions from the beneficial owner.

                   ANNUAL REPORT PROVIDED WITH PROXY STATEMENT

Copies of the Company's Annual Report containing audited financial statements of the Company for the year ended December 31, 2006 are being mailed  together with this Proxy Statement to all stockholders entitled to vote at the Meeting.

PROPOSAL 1.  ELECTION OF A BOARD OF DIRECTORS

The  directors  of the  Company  are  elected  annually  and hold office for the ensuing  year until the next  Annual  Meeting of  Stockholders  and until  their successors  have been duly elected and  qualified.  The directors are elected by plurality of votes cast by  stockholders.  The Company's  by-laws state that the number  of  directors  constituting  the  entire  Board  of  Directors  shall be determined  by  resolution  of the Board of  Directors.  The number of directors currently fixed by the Board of Directors is seven.

No proxy may be voted for more people than the number of nominees  listed below.
Shares  represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual  director (by writing that  individual  director's  name  where  indicated  on the  proxy)  or for all directors  will be voted  "FOR" the  election  of all the  nominees  named below
(unless one or more  nominees are unable or  unwilling  to serve).  The Board of
Directors  knows of no reason why any such nominee  would be unable or unwilling to serve, but if such should be the case,  proxies may be voted for the election of substitute nominees selected by the Board of Directors.

The following table and the paragraphs following the table set forth information regarding  the current  ages,  terms of office and  business  experience  of the current directors and executive  officers of the Company,  all of whom are being nominated for re-election to the Board of Directors:

                                                                     Year First
         Name                   Position                     Age      Elected
--------------------------------------------------------------------------------
   Guy J. Quigley          Chairman of the Board,             65       1989
                           President, CEO

   Charles A. Phillips     Executive Vice President, COO      59       1989
                           and Director

   George J. Longo         Vice President, CFO and Director   60       1997

   Jacqueline F. Lewis*    Director                           61       1997

   Rounsevelle W. Schaum*  Director                           75       2000

   Stephen W. Wouch*       Director                           52       2003

   Terrence O. Tormey      Director                           52       2004

* Current member of the Audit & Compensation Committees.

GUY J. QUIGLEY is the founder and has been Chairman of the Board,  President and
Chief Executive Officer of the Company since September 1989. Prior to such date,
Mr.  Quigley,   an  accomplished   author,   established  and  operated  various
manufacturing,  sales, marketing,  cattle ranching, pedigree cattle breeding and real estate companies in the United States, Europe and Africa.

CHARLES A. PHILLIPS has been Executive Vice President,  Chief Operating  Officer and a Director of the Company since September  1989.  Before his employment with the Company,  Mr.  Phillips  founded and operated  KPB  Enterprises,  a gold and diamond  mining  operation  that was  based in Sierra  Leone,  West  Africa.  In addition, Mr. Phillips served as a technical consultant for Re-Tech, Inc., where he was responsible  for full marketing and production of a prototype  electrical device.

                                      -2-

GEORGE J. LONGO  currently  serves as Vice President,  Chief  Financial  Officer and a Director of the Company.  Mr. Longo  assumed his duties as Vice  President and Chief  Financial  Officer for the  Company in January  1997.  Mr.  Longo was
also  appointed  a Director of the  Company in March  1997.  Before  joining the
Company,  Mr.  Longo  served as Chief  Financial  Officer of two  privately-held international  manufacturing firms, in Corporate Accounting  Management with the predecessor pharmaceutical company to Aventis S.A., and was with KPMG LLP.

JACQUELINE  F. LEWIS was  appointed to the Board of Directors in December  1997.
From 2003 until March 2005,  she was the  President  and Director of CPC, a list management and marketing  company.  Prior to 2003, she co-founded and managed D.
A. Lewis,  Inc.,  a direct mail  advertising  company,  for 27 years.  Ms. Lewis was a founding  director of Suburban  Community  Bank and served on its Board of
Directors  until Univest  Corporation of  Pennsylvania  (Nasdaq:  UVSP) acquired
Suburban  Community  Bank.  In April 2005,  Ms. Lewis was appointed to the Board of Directors of Univest Foundation.

ROUNSEVELLE  W. SCHAUM was  appointed  to the Board of  Directors in March 2000.
Since  1993,  Mr.  Shaum has served as  Chairman  of Newport  Capital  Partners,
Inc.,  an  investment-banking  firm  specializing  in the private  placement  of equity  and  convertible  debt  securities.  In such  capacity,  Mr.  Schaum has directed and organized over thirty  private equity  placements and served on the board of directors of numerous  public and private  emerging  growth  companies.
Prior to 1993, Mr. Schaum held senior  management  positions with  international manufacturing  companies.  He also  served  as the  Chairman  of the  California
Small Business  Development  Corporation,  a private venture capital  syndicate,
and   was   the   founder   of   the   Center   of   Management    Sciences,   a
management-consulting   firm  that  services   multinational   high   technology
companies  and  government  agencies,  including  NASA  and  the  Department  of
Defense.  Mr. Schaum also serves on the Board of Directors of Gales  Industries,
Inc. (OTCBB: GLDS) and Camelot Entertainment Group, Inc. (OTCBB: CMEG).

STEPHEN W.  WOUCH was  appointed  to the Board of  Directors  in  January  2003.
Since 1988,  Mr. Wouch has been Managing  Partner of Wouch,  Maloney & Co., LLP,
Certified  Public  Accountants,  a regional public  accounting firm with offices in  Pennsylvania  and  Florida.  This  firm  has  a  diverse  client  base  that
encompasses   various   industries   such   as   health   care,   manufacturing,
construction  and  service  providers.  Prior to 1988,  Mr.  Wouch  held  senior management  positions with other Certified  Public  Accounting  firms. Mr. Wouch
is  an  author,   lecturer  and  a  licensed   Certified  Public  Accountant  in
Pennsylvania, New Jersey and Florida.

TERRENCE O. TORMEY was  appointed to the Board of  Directors in April 2004.  Mr.
Tormey is currently the President  and founder of The Tormey  Consulting  Group, which was founded in 2003, a sales and marketing  consulting firm whose services include film and video  productions  for a variety of  industries  including the healthcare industry. During the years 2000 to 2003, Mr. Tormey was the President and Chief Operating Officer of Nelson Professional Sales, a division of Publicis
SA, Paris.  From 1994 to 2000,  Mr. Tormey was the President and co-owner of The
Medical Phone Company(R),  a firm that eventually grew to the largest healthcare telesales company in the country,  whose clients included  virtually every major pharmaceutical  company  in the  United  States.  Additionally,  his  experience includes  holding  various  senior sales,  sales  training and sales  management positions with various US pharmaceutical  companies  including Johnson & Johnson
Inc. (NYSE-JNJ) and American Home Products  Corporation (Wyeth - NYSE-WYE).  Mr.
Tormey also serves on the Board of Directors of The  Foundation for Ichthyosis &
Related Skin Types, Inc. (F.I.R.S.T.),  a non-profit organization,  dedicated to medical research of rare skin diseases.

REQUIRED VOTE

Directors  are elected by a plurality of the votes cast,  in person or by proxy, at the Meeting.  Votes  withheld and broker  non-votes are not counted  toward a nominee's total.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of  Directors  of the Company  recommends a vote "FOR" the election of each of the nominees.

CORPORATE GOVERNANCE

The Company's corporate governance serves to ensure that members of the Board of
Directors   ("Board")  are  independent  from  management  and  that  the  Board adequately  performs its function to ensure that the  interests of the Board and management are in alignment with the interests of the stockholders.

                                      -3-

On an annual  basis,  each Director and named  executive  officer is required to complete a Director and Officer  Questionnaire.  Within this  questionnaire  are requirements  for disclosure of any  transactions  with the Company in which the
Director  or named  executive  officer,  or any  member of his or her  immediate family,  have a direct or  indirect  material  conflict of interest in which the
Board is responsible for resolving any such conflict.

During 2002, the Company formed a Disclosure Committee in response to Management
Certification  Responsibilities under Sections 302 and 404 of the Sarbanes-Oxley
Act of 2002. The Disclosure  Committee assists the Chief Executive Officer,  the
Chief Financial  Officer and the Audit Committee in monitoring (1) the integrity of the financial statements, policies, procedures and the internal financial and disclosure controls and risks of the Company,  (2) the compliance by the Company with  legal and  regulatory  requirements,  to the extent  that these  policies,
procedures  and  controls  may  generate  either   financial  or   non-financial
disclosures   in  the  Company's   filings  with  the  Securities  and  Exchange
Commission.  Additionally, in 2003, the Company also initiated a Code of Ethics, and in 2004,  it initiated an Insider  Trading  Policy for all  employees of the
Company.

CODE OF ETHICS

The Company's Code of Ethics was instituted in January 2003 and is applicable to all Directors, officers and employees. Each person, whether an employee, officer or director,  has an individual  responsibility to deal ethically in all aspects of the Company's  business and to comply fully with all laws,  regulations,  and
Company  policies.  In complying with the Company's Code of Ethics,  individuals are expected to exercise high standards of integrity and good judgment and among other items,  to apply  principles  of:  honesty;  avoid  conflicts of interest, illegal or  unethical  conduct;  advancement  for  legitimate  interests  to the
Company's when the opportunity to do so arises;  protecting the Company's assets and ensure their efficient use and to comply with all laws, rules,  regulations, policies and guidelines applicable to the operation of the Company.

DIRECTOR INDEPENDENCE

In  accordance   with  Nasdaq  Global   Market  rules   ("Nasdaq"),   the  Board
affirmatively  determines the  independence of each Director and any nominee for election as a Director in accordance  with  required  guidelines as set forth in the Nasdaq listing standards.

Based on these  standards,  at its meeting held on December 14, 2006,  the Board determined  that each of its  non-employee  Directors is independent  and has no relationship  with the Company,  except as a Director and/or  stockholder of the
Company.

NOMINATIONS FOR DIRECTORS

The Company does not have a designated nominating committee.  Since December 18,
2003, decisions concerning nominees for the Board of Directors have been made by
Messrs. Schaum and Wouch and Ms. Lewis, who are independent directors as defined under  NASD  Rule  4200(a)(15).  The  Board of  Directors  does not  consider  a nominating  committee  necessary in that its independent  directors  perform the same role as a nominating committee.

The  Company  has  not  adopted  a  formal   policy  with   respect  to  minimum
qualifications  for members of its Board of  Directors.  However,  in making its nominations,  Messrs.  Schaum  and Wouch and Ms.  Lewis  consider,  among  other things, an individual's senior level business  experience,  industry experience, financial  background,  breadth of knowledge about issues affecting the Company, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual. Additionally, each proposed  director  must have the  highest  personal  and  professional  ethics, integrity and values including the ability and fortitude to advance constructive opinion on issues affecting the Company and to be able to function appropriately in an atmosphere by and between other members of the Board of Directors.

Stockholders  wishing to recommend  candidates for consideration by the Board of
Directors may do so by writing to the Secretary of the Company and providing the
candidate's  name,   biographical  data  and  qualifications.   Such  candidates
recommended  by  stockholders  will be  evaluated on the same basis as all other candidates.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

For the fiscal year ended  December  31, 2006,  there were five  meetings of the
Board of Directors. Each of the directors attended (or participated by telephone
in) more than 75% of such  meetings of the Board of  Directors  and  meetings of committees  on which they served in 2006.  During  2006,  the Board of Directors also acted by unanimous written consent in lieu of a meeting on one occasion.

                                      -4-

The  independent  members that serve on committees of the Board of Directors met in executive session on five occasions during 2006.  Messrs.  Schaum,  Wouch and
Tormey and Ms.  Lewis are deemed to be  independent  under NASD Rule 4200 and as such,  the Board of Directors  contains a majority of  independent  directors as required by NASD Rule 4350.

Each  director  is  expected  to make  reasonable  efforts  to  attend  Board of
Directors  meetings,  meetings of  committees of which such director is a member and the  Annual  Meeting  of  Stockholders.  All seven  members  of the Board of
Directors attended the 2006 Annual Meeting of Stockholders.

The Company has three standing  committees:  the Audit Committee,  the Executive
Operating Committee and the Compensation Committee.  Prior to establishing these
Committees, the customary functions of such committees had been performed by the entire Board of Directors.

The members of the Audit  Committee are Messrs.  Schaum and Wouch and Ms. Lewis.
Mr.  Schaum  serves as  Chairman  of the Audit  Committee.  The Audit  Committee
reviews,  analyzes  and makes  recommendations  to the Board of  Directors  with respect to the Company's  accounting  policies,  internal controls and financial
statements,   consults  with  the  Company's   independent   registered   public
accountants, and reviews filings containing financial information of the Company to be made with the Securities and Exchange Commission.  The Audit Committee met
five times during 2006.

The members of the Executive Operating Committee are Messrs.  Quigley,  Phillips
and Longo.  The Executive  Operating  Committee  possesses and exercises all the power and authority of the Board of Directors in the management and direction of the business and affairs of the Company  except as limited by law and except for the  power  to  change  the  membership  or to fill  vacancies  on the  Board of
Directors  or  the  Executive  Operating  Committee.   The  Executive  Operating
Committee met three times during 2006.

The members of the Compensation  Committee are Messrs.  Schaum and Wouch and Ms.
Lewis.  The  Compensation  Committee  reviews and  approves the salary and other compensation  of officers and key employees of the Company,  including  non-cash benefits,  and designates the employees entitled to participate in the Company's benefits plans and other  arrangements,  as from time to time  constituted.  The
Compensation Committee also administers the Company's 1997 Stock Option Plan and recommends  the terms of grants of stock  options  and the  persons to whom such options shall be granted in accordance with such plan. These recommendations are then  subject to  approval  by the full  Board of  Directors.  The  Compensation
Committee met one time during 2006.

PROCEDURES FOR CONTACTING DIRECTORS

The  Company  has  adopted  a   procedure   by  which   stockholders   may  send
communications  to one or more  members of the Board of  Directors by writing to such  director(s) at their respective  address listed in the Security  Ownership section of this Proxy  Statement or to the whole Board of Directors  care of the
Corporate Secretary, The Quigley Corporation,  Kells Building, 621 Shady Retreat
Road, P.O. Box 1349, Doylestown,  PA 18901. Any such communications addressed to the whole Board of Directors  will be promptly  distributed  by the Secretary to each director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The  Compensation  Committee  provides  overall  guidance  and  approval  of the
Company's executive compensation program. Messrs. Schaum and Wouch and Ms. Lewis served on the  Compensation  Committee during the fiscal year ended December 31,
2006. None of the Compensation  Committee  members were officers or employees of the  Company  at any time prior to  December  31,  2006 or had any  relationship requiring  disclosure  under the  caption  "Certain  Relationships  and  Related
Transactions." All independent members of the Board of Directors  participate in the approval of each of the Company's executive  compensation programs described in the  "Compensation  Discussion  and  Analysis."  No executive  officer of the
Company served on any other entity's  compensation  committee or other committee performing  similar  functions during the fiscal year. There are certain related parties of Mr. Quigley that receive  compensation from the Company. See "Certain
Relationships and Related Transactions."

The report of the Audit Committee and the report of the  Compensation  Committee that  follow  shall not be  deemed  incorporated  by  reference  by any  general statement incorporating by reference this proxy statement or future filings into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934,  except to the extent that the Company  specifically  incorporates  the information  by  reference,  and shall not  otherwise be deemed filed under such
Acts.

                                      -5-

                             EXECUTIVE COMPENSATION
                      COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

The  Compensation  Committee  ("Committee"  within this  report) does not have a specific  charter and has the  responsibility  for  establishing,  implementing, monitoring  and reviewing the Company's  compensation  philosophy and along with the other  outside  director,  approves  the  salary and other  compensation  of officers and key employees of the Company.  The Committee also  administers  the
Company's  1997 Stock  Option Plan and  recommends  the terms of grants of stock options and the persons to whom such options shall be granted in accordance with such plan, which are subject to approval by the full Board of Directors.

Individuals  who  served as the  Company's  Chief  Executive  Officer  and Chief
Financial Officer during fiscal 2006, as well as the other individuals  included in the  Summary  Compensation  Table on page 9,  are  referred  to as the  named
"executive(s)" officers within this report.

COMPENSATION PHILOSOPHY

In reaching decisions regarding executive  compensation,  the Committee balances the total  compensation  package  for each  executive  with  sales  and  profits attained  as well as  achievement  of annual and  long-term  goals.  Competitive levels of compensation are necessary in attracting,  rewarding,  motivating, and retaining  qualified  management  and that  compensation  provided to executives remains competitive  relative to the compensation paid to comparable  executives of similar companies.  The Committee also believes that the potential for equity ownership by management is beneficial in aligning management's and stockholders'
interests in the enhancement of stockholder value.

Section  162(m) of the Internal  Revenue Code of 1986,  as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation  that may be deducted by the Company in any year with respect to certain of the Company's highest paid executives.  Certain  performance-based  compensation  that has been approved by stockholders is not subject to the deduction  limit.  If necessary,  the Company may attempt to qualify  certain  compensation  paid to  executive  officers  for deductibility under the Code, including Section 162(m). However, the Company may from time to time pay  compensation  to its  executive  officers that may not be deductible.

ROLE OF EXECUTIVE OFFICERS IN COMPENSATION DECISIONS

The Committee makes all compensation  decisions based upon  recommendations made by the Chief Executive  Officer and Chief  Financial  Officer  regarding  equity awards to participating executives and employees of the Company.

The Committee  annually  reviews the  performance  of the  executives  including salary  adjustments  and equity  awards  whereby the  Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

COMPENSATION PROGRAM

The Company has a  comprehensive  compensation  program,  which consists of cash compensation,  both fixed and variable, and equity-based  compensation.  Overall compensation  is  predicated  on  industry  and peer  group  comparisons  and on performance  judgments  as to past  and  expected  future  contributions  of the individual  executive.  Specific  compensation for each executive is designed to fairly  remunerate  that employee of the Company for the  effective  exercise of their  responsibilities,  their  management of the business  functions for which they are responsible,  their extended period of service to the Company and their dedication and diligence in carrying out their responsibilities for the Company.

Additionally,  as the Company must compete with other  healthcare  companies for executive  employees,  the  Committee  sets overall  compensation  paid to these executives to attract and subsequently retain such employees. This objective may vary,  but  generally  is dictated by the  experience  level of the  individual, specific  employment  requirements  of the Company and  current  market  factors occurring in the  healthcare  industry.  The Committee  recognizes  that closely monitoring  these  expectations  over the long term,  will continue to be in the best interest for the enhancement of stockholder value.

The fixed  aspect is  intended  to meet the  requirements  of  compensating  the executive for meeting  essential goals in performance and are in place to insure the  Company  of  consistency  of  leadership  and the  retention  of  qualified executives to foster a spirit of employment  security,  which thereby encourages decisions that will benefit  long-term  stockholders.  Variable  compensation is based upon the Committee annually adopting and approving sales, profit and stock price performance goals to be attained for the ensuing year.

                                      -6-

Prior to January 1, 2006 and currently,  there is no pre-established  policy for the allocation  between cash and non-cash or short-term and long-term  incentive compensation.  The  Committee  reviews  information  provided to  determine  the
appropriate  level  and  mix  for  compensation.   Income  from  such  incentive
compensation  is realized as a result of the  performance of the Company and the individual,  depending  on the type of the  incentive,  compared to  established goals. Historically,  the Committee has granted a majority of total compensation to executives in the form of cash incentive compensation.

Equity-based  compensation is through options periodically  granted,  usually in
October or December and  occasionally in July, under the 1997 Stock Option Plan.
These grants are designed to directly reward and create a proprietary  interest, among the executive officers and other employees,  in the Company, which will be an incentive for these  employees to work to maximize the long-term total return to stockholders.

During 2006 the Company  adopted  Statement  of Financial  Accounting  Standards
(SFAS) No. 123R, "Accounting for Stock-Based  Compensation," which requires that stock option grants be determined under the fair value method and be included in the financial statements as compensation expense.

The market price of the Company's common stock, which is a factor in determining fair value,  has  experienced  significant  volatility as the holding  period of options may in some cases be as much as five years, can significantly effect the pricing model.  During this five year period for valuation purposes from January
1, 2002 to December 31,  2006,  the per share bid price has ranged from a low of approximately $2.03 to a high of approximately $16.94.

There are several factors which could affect the price of the common stock, some of which are  announcements  of  technological  innovations  for new  commercial products by us or competitors,  developments concerning propriety rights, new or revised  governmental  regulation  or general  conditions  in the market for the
Company's  products.  Sales  of a  substantial  number  of  shares  by  existing stockholders could also have an adverse effect on the market price of the common stock.

These factors have a significant  impact in  calculating  the fair value for any option grants under the  Black-Scholes  pricing model during any period of grant during  2006  or in  subsequent  years.  Since  any  grants  during  2006  or in subsequent  years  would  result  in  significant  compensation  expense  in the financial  statements,  the  granting  of  options  has been  suspended  for all executives  and employees.  Furthermore,  the  requirements  of (SFAS) No. 123R,
"Accounting for Stock-Based  Compensation,"  could have a significant  impact on attracting and retaining desired executives and employees.

BASE SALARY

The  Company  provides  executives  with a base  salary to  compensate  them for services  rendered  during the fiscal  year.  Base  salary  for  executives  are determined for each  executive  based on their  position and  responsibility  by using  comparative  market data  within the  health-care  industry.  Base salary determinations  are designed to recognize the contributions  made or expected to be made in the future by the executive.

Base salary levels are reviewed  annually as part of the  Company's  performance review  process  as  well  as upon a  promotion  or  other  change  in  position responsibility.  The Committee will consider  current  market data  individually relative to the position and responsibilities and to other executives, including the individual  performance of the executive  during its review of base salaries for executives.

PERFORMANCE-BASED INCENTIVE COMPENSATION

Variable or performance-based incentive compensation is based upon the Committee annually adopting and approving sales,  profit and stock price performance goals to be attained for the ensuing year.

This cash incentive  portion of executive  compensation  gives the Committee the latitude to design  incentive  compensation  programs to promote a team approach for high performance and achievement of corporate goals by directors, executives and  employees,  encourage  the  growth  of  stockholder  value and  allows  all employees to participate in the successes of the Company.

                                      -7-

At the  end of the  fiscal  year in  order  to set  performance-based  incentive compensation,  the  Committee  assesses  the  performance  of  the  Company  and executives for objectives  achieved,  including  estimated  results for the next fiscal  year.  In order to  pre-determine  minimum and  maximum  levels for each objective,  an overall  percentage and cash payouts for the corporate  financial objectives  are  calculated  in order to balance  such  payouts  relative to the overall success of the Company.

In making the annual  determination  of the minimum,  target and maximum levels, the Committee may consider the specific  circumstances facing the Company during the coming year. Sales volume,  necessary research and development  expenditures for its  ethical  pharmaceutical  subsidiary  and  return  to  shareholders  for improved stock price targets are set in alignment  with the Company's  strategic plan, expectations and performance.

LONG-TERM INCENTIVE COMPENSATION

STOCK OPTION PLAN

Equity-based compensation is through options to purchase shares of the Company's
Common Stock,  which assists the Company to provide  competitive levels of total compensation  and increases the link between the creation of stockholder  value.
Additionally,  the plan encourages  participants  to focus on long-term  Company performance and provides an opportunity for executives and certain  employees to increase their ownership in the Company  through grants of the Company's  Common
Stock. These grants are periodically recommended by the Committee and granted by all directors to participants'  base upon their respective level of contribution and  responsibility  for the success of the Company.  In granting these options, the Committee may establish any conditions or restrictions it deems  appropriate and are granted at the Nasdaq  Global  Market's  closing price on the day of the grant approval by the entire Board of Directors.

As previously discussed,  certain factors of volatility would have a significant
impact  in  calculating   the  fair  value  for  any  option  grants  under  the
Black-Scholes  pricing  model  during  any  period  of grant  during  2006 or in subsequent years. Therefore, any grants during 2006 or in subsequent years would result in significant compensation expense in the financial statements,  thereby the granting of options has been  suspended for all  executives  and  employees, which  could have a  significant  impact on  attracting  and  retaining  desired executives and employees.

DEFINED CONTRIBUTION PLAN

During 1999, the Company implemented a 401(k) defined  contribution plan for its employees.  The Company's contribution to the plan is based on the amount of the employee plan contributions and compensation.  The Company's contribution to the plan in 2006 for its executives was approximately $60,000.

PERQUISITES AND OTHER PERSONAL BENEFITS

The Company provides  executives with limited personal benefits that the Company and the  Committee  believe  are  reasonable  and  consistent  with its  overall compensation  program to better enable the Company to attract and retain desired employees for key positions.  The Committee reviews annually the levels of these limited personal benefits provided to the executives,  which includes the use of
Company vehicles and subsequently, the ability of the executive to purchase such asset at a later date.  Additionally,  life and disability insurance is provided at no cost to the executive and medical  insurance is provided to each executive after each executive  contributes to such costs for health and dental  insurance as is also  available  to other  employees.  The  effects of such  benefits  are included in the Summary Compensation Table on page 9 as Other Compensation.

EXECUTIVE COMPENSATION

The Summary Compensation table provides summary information  concerning cash and certain other  compensation for the year ended December 31, 2006 paid or accrued by the Company to the  Company's  Chief  Executive  Officer and Chief  Financial
Officer  and each highly  compensated  executive  officer of the  Company  whose compensation exceeded $100,000 (the "Named Executive Officers") during 2006.

Additionally,  the Company has not entered  into any new  employment  agreements since the expiration of existing agreements on December 31, 2005 with any of the named  executive  officers.  In  reviewing  compensation  for each of the  named executive  officers,  the Committee reviews summaries which show the executive's current  and  previous  compensation,  including  equity  and  non-equity  based compensation.

                                      -8-

COMPENSATION COMMITTEE REPORT

The  Compensation  Committee  of the  Company has  reviewed  and  discussed  the
Compensation  Discussion and Analysis  required by Item 402(b) of Regulation S-K with  management  and, based on such review and  discussions,  the  Compensation
Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Rounsevelle W. Schaum, Chairman
Jacqueline F. Lewis
Stephen W. Wouch

                                             SUMMARY COMPENSATION TABLE

                                                                     Option      All Other
                                                          Bonus      Awards     Compensation
                                             Salary        (1)        (2)            (3)          Total
Name and Principal Position         Year       ($)         ($)        ($)            ($)           ($)
---------------------------         ----     -------     ------      ------     ------------     -------
Guy J. Quigley                      2006     838,000     73,325        --         45,735         957,060
   Chairman of the Board,
   President, Chief Executive
   Officer

Charles A. Phillips                 2006     617,800     52,763        --         45,646         716,209
   Executive Vice President,
   Chief Operating Officer

George J. Longo                     2006     414,000     36,225        --         41,345         491,570
   Vice President, Chief
   Financial Officer

      (1)   Bonuses paid pursuant to the Company  attaining  specified sales and net income goals.
      (2)   There were no option awards during 2006.
      (3)   The value of attributable personal benefits for each Named Executive
            Officers of the Company such as; insurances for life, health, dental and disability; vehicles and matching contributions in the Company's
            401(k) Plan. Additionally, there was no additional compensation from
            Stock  Awards;  Change in Pension  Value and  Nonqualified  Deferred
            Compensation Earnings or Non-Equity Incentive Plan Compensation.

EMPLOYMENT AGREEMENTS

An employment  agreement between the Company and Guy J. Quigley was entered into on June 1, 1995,  whereby  Guy J.  Quigley is  employed  as the Chief  Executive
Officer of the  Company,  which  expired on December  31,  2005.  In addition to compensation for services as an officer of the Company, Mr. Quigley was entitled to receive a founder's commission of five percent (5%) on sales collected,  less certain deductions, of the Company's Cold-Eeze(R) products, which expired on May
31,  2005 and was shared  with  Charles A.  Phillips  at a ratio of 75% and 25%, respectively.  Upon the termination of the contract for any reason,  Mr. Quigley was entitled to the remainder of the compensation  owed him through December 31,
2005.

An employment  agreement between the Company and Charles A. Phillips was entered into on June 1, 1995,  whereby  Charles A. Phillips is employed as the Executive
Vice  President  and Chief  Operating  Officer of the Company,  which expired on
December 31, 2005. In addition to compensation for services as an officer of the
Company,  Mr.  Phillips was entitled to receive twenty five percent (25%) of the founder's  commission  received by Guy J. Quigley,  either  directly from Guy J.
Quigley or, if requested,  directly from the Company until its expiration on May
31, 2005.  Should Mr. Phillips make such a request upon the Company,  the amount owed to him would be deducted from any commissions due Guy J. Quigley.  Upon the termination  of the  contract for any reason,  Mr.  Phillips was entitled to the remainder of the compensation owed him through December 31, 2005.

                                      -9-

George J.  Longo is  employed  as the Chief  Financial  Officer  of the  Company pursuant to an employment  agreement,  dated November 5, 1996,  which expired on
December 31, 2005. The agreement provided for a base salary of $150,000, or such greater amount as the Board of Directors may from time to time  determine,  with annual  increases  over  the  prior  year's  base  salary.  In the  event of his disability,  Mr.  Longo was to receive  the full  amount of his base  salary for eighteen months. Upon a change of control of the Company, Mr. Longo was entitled to receive  compensation  for the remaining term of the agreement until December
31, 2005. Upon early termination by the Company without cause (as defined in the agreement),  the Company  was  required to pay Mr.  Longo the  remainder  of the salary owed him through December 31, 2005.

COMPENSATION PURSUANT TO PLANS

An incentive  stock option plan was  instituted  in 1997 (the "1997 Stock Option
Plan") and approved by the stockholders in 1998 and subsequently amended in 2000 and  approved  by the  stockholders  in 2001 and  amended  and  approved  by the stockholders  in 2005.  Pursuant to the 1997 Stock Option Plan,  no options have been granted to directors,  executive  officers,  and employees  during 2006. In early  1999,  the  Company  implemented  a  defined  contribution  plan  for its employees with the Company's contribution to the plan based on the amount of the employee plan contribution.

                                      -10-

                                                   OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

                                                                    Equity
                                                                  Incentive
                                                                     Plan
                                                                    Awards
                                   Number of       Number of      Number of
                                   Securities     Securities      Securities
                                   Underlying     Underlying      Underlying     Option or
                                  Unexercised     Unexercised    Unexercised      Warrant        Option or
                                   Option or       Option or       Unearned      Exercise         Warrant
                                    Warrants       Warrants       Option or        Price          Exercise      Stock
Name of Officer and Director      Exercisable    Unexercisable     Warrants         ($)             Date      Awards (1)
--------------------------------- ------------- ---------------- ------------- -------------- --------------- ----------

Guy J. Quigley                      140,000            --             --           10.00           5/5/2007      --
  Chairman of the Board,            100,000                                         9.68         12/1/2007
  President,                         85,000                                         5.12          4/6/2009
  Chief Executive Officer            70,000                                         0.81         12/20/2010
                                     70,000                                         1.26         12/10/2011
                                     45,000                                         5.19          7/30/2012
                                     50,000                                         8.11         10/29/2013
                                     50,000                                         9.50         10/26/2014
                                    100,000                                        13.80         12/11/2015

Charles A. Phillips                  85,000            --             --           10.00           5/5/2007      --
  Executive Vice President,         100,000                                         9.68         12/1/2007
  Chief Operating Officer            85,000                                         5.12          4/6/2009
                                     70,000                                         0.81         12/20/2010
                                     60,000                                         1.26         12/10/2011
                                     42,000                                         5.19          7/30/2012
                                     45,000                                         8.11         10/29/2013
                                     45,000                                         9.50         10/26/2014
                                     80,000                                        13.80         12/11/2015

George J. Longo                      75,000            --             --           10.00           5/5/2007      --
   Vice President,                  125,000                                         9.68         12/1/2007
   Chief Financial Officer          100,000                                         5.12          4/6/2009
                                     70,000                                         0.81         12/20/2010
                                     55,000                                         1.26         12/10/2011
                                     40,000                                         5.19          7/30/2012
                                     40,000                                         8.11         10/29/2013
                                     40,000                                         9.50         10/26/2014
                                     40,000                                        13.80         12/11/2015

Rounsevelle W. Schaum                15,000            --             --            5.19          7/30/2012      --
  Chairman of the Audit and          10,000                                         8.11         10/29/2013
  Compensation Committees            20,000                                         9.50         10/26/2014
                                     20,000                                        13.80         12/11/2015

Jacqueline F. Lewis                  10,000            --             --            9.68          12/1/2007      --
  Member of the Audit and            10,000                                         5.12          4/6/2009
  Compensation Committees            20,000                                         0.81         12/20/2010
                                     15,000                                         1.26         12/10/2011
                                     15,000                                         5.19          7/30/2012
                                     10,000                                         8.11         10/29/2013
                                     20,000                                         9.50         10/26/2014
                                     20,000                                        13.80         12/11/2015

Stephen W. Wouch                     10,000            --             --            8.11         10/29/2013      --
   Member of the Audit and           20,000                                         9.50         10/26/2014
   Compensation Committees           20,000                                        13.80         12/11/2015

Terrence O.  Tormey                  20,000            --             --            9.50         10/26/2014      --
                                     20,000                                        13.80         12/11/2015

(1) The Company does not have any stock awards

                                                        -11-

OPTION / WARRANT EXERCISES AND VESTING DURING 2006

The following table sets forth certain  information  concerning stock options or warrants exercised during 2006 with respect to the Named Executive Officers:

                           Option / Warrant Awards                 Stock Awards
                        -----------------------------     ----------------------------
                         Number of                         Number of
                          Shares          Exercise          Shares           Value
                        Acquired on    Value Realized     Acquired on       Realized
                        on Exercise       Exercise         Exercise       on  Exercise
Name                        (#)          ($) (1) (2)         (#)             ($) (3)
-------------------     ----------     --------------     -----------     ------------
Guy J. Quigley            575,000         3,731,892           --               --

Charles A. Phillips       375,000         2,383,859           --               --

George J. Longo            50,000           172,500           --               --

(1)   Represents the total gain realized, which was determined by multiplying the number of shares exercised by the difference between the per share option / warrant exercise price and the net selling price per share.
(2)   Includes $1,348,033 realized by Mr. Quigley's wife.
(3)   The Company does not have any stock awards.

COMPENSATION OF DIRECTORS

                                                                           Option       All Other
                                                Director      Bonus        Awards      Compensation
                                                  Fees         (1)          (2)             (3)             Total
Name of Independent Director            Year       ($)         ($)          ($)             ($)              ($)
------------------------------------- -------- ------------ ----------- ------------- ---------------- ----------------

Rounsevelle W. Schaum                   2006       38,600        --          --             --             38,600
  Chairman of the Audit and
  Compensation Committees

Jacqueline F. Lewis                     2006       35,300        --          --             --             35,300
  Member of the Audit and
  Compensation Committees

Stephen W. Wouch                        2006       35,300        --          --             --             35,300
   Member of the Audit and
   Compensation Committees

Terrence O.  Tormey                     2006       25,100        --          --             --             25,100

      (1)   There were no Bonuses paid pursuant to the Company attaining specified stock performance goals.
      (2)   There were no option awards during 2006.
      (3)   There was no other compensation attributable for each Named Director of the Company.
      (4)   See Outstanding Equity Awards at Fiscal Year End for each director's option awards outstanding at fiscal year end on page 11.

The Company  compensates its  independent  directors with a combination of cash, both fixed and variable,  and  equity-based  compensation  to attract and retain qualified  candidates  to serve on the Board of Directors.  In setting  Director compensation,  the  Company  considers  the  significant  amount  of  time  that
Directors  expend  in  fulfilling  their  duties to the  Company  as well as the skill-level required by the Company for its members.

CASH COMPENSATION PAID TO BOARD MEMBERS

Independent outside directors receive annualized  compensation of $25,100.  Each outside director that serves on the Audit and Compensation Committees received a total  annualized  compensation  of $35,300  and the  Chairman  of the Audit and
Compensation Committees received annualized compensation of $38,600.

                                      -12-

Variable or performance-based  incentive compensation is based upon the Board of
Directors  annually  adopting and approving stock price  performance goals to be attained  for  the  ensuing  year.  This  cash  incentive  portion  of  Director
compensation   gives  the  entire  Board  the   latitude  to  design   incentive
compensation  programs  to  promote a team  approach  with  management  for high performance  and  achievement  of corporate  goals by Directors,  executives and employees, encourage the growth of stockholder value and allows all Directors to participate in the successes of the Company.

STOCK OPTION PLAN

As indicated in the Compensation Committee Report, certain factors of volatility would have a  significant  impact in  calculating  the fair value for any option grants under the  Black-Scholes  pricing model during any period of grant during
2006 or in subsequent years. Therefore,  any grants during 2006 or in subsequent years  would  result  in  significant  compensation  expense  in  the  financial statements,  thereby the  granting of options  has also been  suspended  for all
Directors,  which could have a significant  impact on  attracting  and retaining desired  Directors.  Directors  who are  employees  of the  Company  receive  no compensation for their service as directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain individuals related to the Company's Chief Executive Officer that earned
at  least  $120,000  are  also  employees  of  the  Company.   Their   aggregate
compensation  for 2006 was  $411,205,  and no  option  awards  were  granted  to purchase shares of the Company's Common Stock.

The Company is in the process of acquiring licenses in certain countries through a related  party  entity,  ScandaSystems  Ltd.  (UK),  whose  officer  and major stockholder  is Mr. Gary Quigley,  a relative of the Company's  Chief  Executive
Officer.  Approximately $153,000 was paid or payable by the Company to such firm during 2006 to obtain such  licenses.  The Company  believes  that the  services performed by this firm and employees are on terms no more  favorable  than could have otherwise been obtained from an unaffiliated third party.

The Company does not have a formal  policy for related party  transactions.  The
outside  independent   directors  must  approve  any  related  transactions  for
executive officers. In the event that there would be a related party transaction with one of the outside independent directors,  then such director would abstain from any voting on such related party transaction.

                               SECURITY OWNERSHIP

The following table sets forth information concerning ownership of the Company's
Common  Stock as of March 30, 2007 by each person known by the Company to be the beneficial  owner of more than five percent of the Common  Stock,  each Director and Executive Officer and all directors and executive officers of the Company as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company's principal executive office.

       Five Percent Stockholders, Directors,        Common Stock      Percent
                 and all Executive                  Beneficially         of
         Officers and Directors as a Group            Owned (1)        Class
      --------------------------------------        ------------     --------
      GUY J. QUIGLEY (2) (3) (4)                     3,633,764         27.0

      CHARLES A. PHILLIPS (2) (3) (5)                1,625,377         12.2

      GEORGE J. LONGO (2) (3) (6)                      625,000          4.7

      JACQUELINE F. LEWIS (2) (7)                      120,000          1.0

      ROUNSEVELLE W. SCHAUM (2) (8)                     65,000          --

      STEPHEN W. WOUCH (2) (9)                          50,500          --

      TERRENCE O. TORMEY (2) (10)                       40,000          --

      ALL DIRECTORS AND OFFICERS (11) (Seven
      Persons)                                       6,159,641         41.2

(1)   Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Rule 13d-3"), and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3 and includes options or other rights to subscribe for shares of common stock which are exercisable within sixty (60) days of March 30, 2007.
(2)   Director of the Company.

                                      -13-

(3)   Executive Officer of the Company.
(4)   Mr. Quigley's beneficial ownership includes options and warrants exercisable within sixty (60) days from March 30, 2007 to purchase 710,000 shares of Common Stock, options and warrants to purchase 82,500 shares of
      Common Stock beneficially owned by Mr. Quigley's wife and an aggregate of
      394,705 shares beneficially owned by members of Mr. Quigley's immediate family.
(5)   Mr. Phillips' beneficial ownership includes options and warrants exercisable within sixty (60) days from March 30, 2007 to purchase 612,000 shares of Common Stock and 1,671 shares of Common Stock beneficially owned by Mr. Phillips' wife.
(6)   Mr. Longo's beneficial ownership includes options and warrants exercisable within sixty (60) days from March 30, 2007 to purchase 585,000 shares of
      Common Stock.
(7)   Ms. Lewis' address is P. O. Box 581, Lahaska, PA 18931. Ms. Lewis'
      beneficial ownership includes options exercisable within sixty (60) days from March 30, 2007 to purchase 120,000 shares of Common Stock.
(8)   Mr. Schaum's address is 157 Harrison Ave, #17, Newport, RI 02840. Mr.
      Schaum's beneficial ownership includes options exercisable within sixty
      (60) days from March 30, 2007 to purchase 65,000 shares of Common Stock.
(9)   Mr. Wouch's address is 415 Sargon Way, Suite J, Horsham, PA 19044. Mr.
      Wouch's beneficial ownership includes options exercisable within sixty
      (60) days from March 30, 2007 to purchase 50,000 shares of Common Stock.
(10)  Mr. Tormey's address is 4842 Mountain Top Road West, New Hope, PA 18938.
      Mr. Tormey's beneficial ownership includes options exercisable within sixty (60) days from March 30, 2007 to purchase 40,000 shares of Common
      Stock.
(11)  Includes an aggregate of 2,264,500 shares of Common Stock underlying options and warrants that are exercisable within sixty (60) days from
      March 30, 2007.

    REPORTS ABOUT OWNERSHIP OF THE COMPANY'S COMMON STOCK AND COMPLIANCE WITH
            SECTION 16 (a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Section 16(a) of the Securities  Exchange Act of 1934, as amended,  requires the
Company's  officers,  directors  and  persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in  ownership  with the  Securities  and  Exchange  Commission  (the
"Commission"). Officers, directors and greater than ten-percent stockholders are required by the  Commission's  regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based  solely on its  review of the  copies of such  forms  received  by it, the
Company  believes  that  during the fiscal year ended  December  31,  2006,  all reports of  ownership  and  changes in  ownership  applicable  to its  executive officers,  directors,  and greater than ten-percent beneficial owners were filed on a timely basis,  except that each of our directors each failed to timely file one report for one transaction.

                                      -14-

REPORT OF THE AUDIT COMMITTEE

The members of the Audit  Committee are Messrs.  Schaum and Wouch and Ms. Lewis,
who are independent directors as defined under NASD Rule 4200(a)(15). All of the members of the Audit  Committee are  financially  literate under current listing standards of Nasdaq.  The Board of Directors has determined that Messrs.  Schaum and Wouch are  financial  experts,  as defined  under SEC rules,  serving on the
Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors in 2000 and amended in 2002.

Management is responsible  for the financial  reporting  process,  including its systems  of  internal  and  disclosure  controls,  and  for the  preparation  of
consolidated   financial   statements  in  accordance  with  generally  accepted
accounting principles.  The Company's independent registered public accountants, who are appointed by the Committee, are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. We have relied, without independent  verification,  on management's  representation that the financial  statements  have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America  and on the  representations  of the  independent  registered  public accountants included in their report of the Company's financial statements.

We have reviewed and discussed with management the Company's  audited  financial statements as of and for the year ended December 31, 2006.

We have discussed with the  independent  auditors,  Amper,  Politziner & Mattia,
P.C.,  the matters  required to be discussed by Statement on Auditing  Standards
No. 61,  Communication  with  Audit  Committees,  as  amended,  by the  Auditing
Standards Board of the American Institute of Certified Public Accountants.

Additionally,  audit fees,  audit related  fees,  tax fees and all other service fees  that  were  paid or  payable  to Amper,  Politziner  &  Mattia,  P.C.  and
PricewaterhouseCoopers  LLP, which reflect additional costs due to the change in the  Company's  independent  registered  public  accounting  firm in  2004  were discussed and amounted to:

         Description            2006         2005         2005*
      ------------------     ---------     --------     --------

      Audit fees             $603,118      $152,600     $ 13,500

      Audit related fees       12,600        31,500         --

      Tax  fees                32,290        23,600         --

      All other fees             --            --          2,000
                             --------      --------     --------
      Total                  $648,008      $207,700     $ 15,500
                             ========      ========     ========

            *PricewaterhouseCoopers LLP

The  Company's  Audit  Committee  shall  review  and  pre-approve  all audit and non-audit  services to be provided by the  independent  auditor (other than with respect to the de minimis  exceptions  permitted  by the Act).  This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval  reported to the Audit  Committee at its next  regularly  scheduled meeting.

We have  received and reviewed  written  disclosures  and the letter from Amper,
Politziner & Mattia, P.C., required by Independent Standards No. 1, Independence
Discussions with Audit  Committees,  as amended,  by the Independence  Standards
Board, and have discussed with the auditors, the auditor's independence.

Based on the reviews and  discussions  referred to above,  we  recommend  to the
Board of Directors that the financial  statements  referred to above be included in the Company's  Annual Report on Form 10-K for the fiscal year ended  December
31, 2006 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Rounsevelle W. Schaum, Chairman
Jacqueline F. Lewis
Stephen W. Wouch

                                      -15-

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has  appointed  Amper,  Politziner & Mattia,  P.C. as the
Company's  independent  public  auditor for the fiscal year ending  December 31,
2007.  Although the  selection of auditors  does not require  ratification,  the
Board of Directors  has directed  that the  appointment  of Amper,  Politziner &
Mattia,   P.C.  be  submitted  to  stockholders  for  ratification  due  to  the significance of their  appointment to the Company.  A  representative  of Amper,
Politziner  & Mattia,  P.C.  is  expected  to be  present at the  Meeting.  Such representative  will have an  opportunity  to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

REQUIRED VOTE

The affirmative  vote of the holders of a majority of the shares of Common Stock present,  in person or by Proxy is required for  ratification of the appointment of Amper,  Politziner  & Mattia,  P.C. as  independent  auditors of the Company.
Abstentions  will have the effect of a vote against this proposal,  while broker non-votes will have no effect on the outcome of this proposal

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company  recommends a vote "FOR" the  ratification of the  appointment  of  Amper,  Politziner  &  Mattia,  P.C.  as the  Company's
independent auditors for the year ending December 31, 2007.

                              STOCKHOLDER PROPOSALS

Proposals of  stockholders  intended for inclusion in the Proxy  Statement to be furnished  to all  stockholders  entitled to vote at the next Annual  Meeting of
Stockholders of the Company must be submitted by Certified Mail - Return Receipt
Requested and be received at the Company's principal executive offices not later than December 21, 2007. If the Company is not notified of a stockholder proposal by March 6, 2008, then its Board of Directors will have discretionary  authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement.

                            EXPENSES AND SOLICITATION

All expenses in connection with this  solicitation will be borne by the Company.
In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph  and personal  interview by officers,  directors  and employees of the
Company. The Company will, upon request,  reimburse brokerage houses and persons holding shares in the names of their nominees for their  reasonable  expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

The  Board  of  Directors  knows  of no  business  that  will be  presented  for consideration  at the Meeting other than those items stated above.  If any other business should come before the Meeting, votes may be cast, pursuant to proxies, in respect to any such  business  in the best  judgment of the person or persons acting under the proxies.

Dated: April 20, 2007                       THE QUIGLEY CORPORATION

                                            By: /s/ Charles A. Phillips
                                                --------------------------------
                                                CHARLES A. PHILLIPS, Secretary

                                      -16-

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             THE QUIGLEY CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2007

            The undersigned,  a stockholder of The Quigley Corporation, a Nevada corporation (the  "Company"),  does hereby appoint Guy J. Quigley and Charles A.
Phillips and each of them,  the true and lawful  attorneys and proxies with full power of substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company  which the  undersigned would be  entitled  to vote if  personally  present  at the  Annual  Meeting  of
Stockholders  of the Company to be held at the  Doylestown  Country Club,  Green
Street, P.O. Box 417, Doylestown,  Pennsylvania 18901, on Tuesday, May 22, 2007,
at 4:00 P.M., local time, or at any adjournment thereof.

       THE UNDERSIGNED HEREBY INSTRUCTS SAID PROXIES OR THEIR SUBSTITUTES:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|.

1.    ELECTION OF DIRECTORS.  The Election of the  following  directors to serve until the next annual meeting of stockholders  and until their  successors have been duly elected and qualified.

                                    NOMINEES:

      | |   FOR ALL NOMINEES                   0   GUY J. QUIGLEY
                                               0   CHARLES A. PHILLIPS
      | |   WITHHOLD AUTHORITY FOR             0   GEORGE J. LONGO
            ALL NOMINEES                       0   JACQUELINE F. LEWIS
                                               0   ROUNSEVELLE W. SCHAUM
      | |   FOR ALL EXCEPT                     0   STEPHEN W. WOUCH
            (SEE INSTRUCTION BELOW)            0   TERRENCE O. TORMEY

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),  MARK
"FOR  ALL  EXCEPT"  AND  FILL IN THE  CIRCLE  NEXT TO EACH  NOMINEE  YOU WISH TO
WITHHOLD, AS SHOWN HERE. •

2.    RATIFICATION   OF   APPOINTMENT   OF  AMPER,
      POLITZINER & MATTIA,  P.C. AS THE  COMPANY'S    FOR    AGAINST   ABSTAIN
      INDEPENDENT  PUBLIC  AUDITORS  FOR THE  YEAR    | |      | |       | |
      ENDING DECEMBER 31, 2007.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS  HEREINBEFORE  GIVEN.
UNLESS OTHERWISE SPECIFIED,  THIS PROXY WILL BE VOTED TO ELECT THE DIRECTORS AND
TO RATIFY THE APPOINTMENT OF AMPER,  POLITZINER & MATTIA,  P.C. AS THE COMPANY'S
INDEPENDENT  PUBLIC  AUDITORS AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY
OR PROXIES WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE MEETING.

The  undersigned  hereby  revokes  any  proxy or  proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement,  both dated April 20, 2007, and a copy of the Company's Annual Report to stockholders for the fiscal year ended December 31, 2006.

                                        1

TO CHANGE YOUR ADDRESS ON YOUR ACCOUNT, PLEASE
CHECK THE BOX AT RIGHT AND INDICATE YOUR NEW
ADDRESS IN THE ADDRESS SPACE ABOVE.  PLEASE NOTE        | |
THAT CHANGES TO THE REGISTERED NAME(S) ON THE
ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.

Signature:                Date:           Signature:               Date:
           ------------        --------             ------------         -------

NOTE:  Please sign  exactly as your name or names  appears on this  Proxy.  When shares are held  jointly,  each holder  should  sign.  When signing as executor, administrator,  attorney,  trustee or guardian, please give full titles as such.
If the  signer  is a  corporation,  please  sign  full  corporate  name  by duly authorized  officer,  giving  full  title as such.  If signer is a  partnership, please sign in partnership name by authorized person.

                                       2